UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 8, 2020

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-12919	45-3189287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas	75056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 384-5000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RAVE	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

An Annual Meeting of Shareholders of Rave Restaurant Group, Inc. (the “Company”) was held on December 8, 2020.  Of the 18,004,904 shares of common stock of the Company entitled to vote at the meeting, 14,317,722 shares were represented at the Annual Meeting in person or by proxy.

Proposal One – Election of Directors

At the Annual Meeting, the following individuals were elected to serve as directors of the Company and received the number of votes set forth opposite their respective names:

Director	Votes For	Votes Withheld	Broker Non-Votes

Brian T. Bares	7,743,293	212,361	6,362,068
Clinton J. Coleman	7,757,517	198,137	6,362,068
William C. Hammett, Jr.	7,371,725	583,929	6,362,068
Robert B. Page	7,704,308	251,346	6,362,068
Mark E. Schwarz	7,364,723	590,931	6,362,068

Proposal Two - Advisory Vote on Resolution to Approve Executive Compensation

The Board of Directors submitted to the shareholders for a non-binding, advisory vote the following resolution (the “Say-On-Pay Resolution”):

“RESOLVED, that the shareholders hereby approve the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K under the heading ‘EXECUTIVE COMPENSATION’ in the Company’s Proxy Statement dated October 23, 2020, including the compensation tables and narrative discussion.”

At the Annual Meeting, 7,551,291 shares were voted in favor of the Say-On-Pay Resolution; 361,845 shares were voted against the Say-On-Pay Resolution; 42,518 shares abstained from voting on the Say-On-Pay Resolution; and 6,362,068 shares were broker non-votes on the Say-On-Pay Resolution.

Proposal Three - Ratification of Selection of Independent Accountants

Shareholders also ratified the selection of Armanino LLP (“Armanino”) as the independent registered public accounting firm of the Company for fiscal 2021.  At the Annual Meeting, 14,083,120 shares were voted in favor of the selection of Armanino; 64,002 shares were voted against the selection of Armanino; and 170,600 shares abstained from voting on the selection of Armanino.

No other matters were voted upon at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAVE RESTAURANT GROUP, INC.

Date: December 11, 2020	By:	/s/ CLINTON D. FENDLEY
Clinton D. Fendley
Vice President – Finance
(principal financial officer)